Exhibit 21

Subsidiaries
Limited Partnerships	Jurisdiction of Organization
801-Gallery Associates, L.P.	Pennsylvania
Cumberland Mall Associates	New Jersey
Keystone Philadelphia Properties, LP	Pennsylvania
Plymouth Ground Associates, LP	Pennsylvania
PR AEKI Plymouth, LP	Delaware
PR Beaver Valley Limited Partnership	Pennsylvania
PR Capital City Limited Partnership	Pennsylvania
PR CC Limited Partnership	Pennsylvania
PR Echelon Limited Partnership	Pennsylvania
PR Exton Limited Partnership	Pennsylvania
PR Festival Limited Partnership	Pennsylvania
PR Financing Limited Partnership	Delaware
PR Gainesville Limited Partnership	Delaware
PR Gallery I Limited Partnership	Pennsylvania
PR Gallery II Limited Partnership	Pennsylvania
PR GV LP	Delaware
PR Holding Sub Limited Partnership	Pennsylvania
PR Jacksonville Limited Partnership	Pennsylvania
PR Lancaster Holdings Limited Partnership	Pennsylvania
PR Lancaster Limited Partnership	Pennsylvania
PR Logan Valley Limited Partnership	Pennsylvania
PR Monroe Holdings, LP	Pennsylvania
PR Monroe Limited Partnership	Pennsylvania
PR Monroe Old Trail Holdings LP	Pennsylvania
PR Monroe Old Trail LP	Pennsylvania
PR Moorestown Limited Partnership	Pennsylvania
PR New Castle Associates	Pennsylvania
PR New Garden LP	Pennsylvania
PR New Garden Residential Limited Partnership	Pennsylvania
PR New Garden/Chesco Holdings Limited Partnership	Pennsylvania
PR New Garden/Chesco Limited Partnership	Pennsylvania
PR Northeast Limited Partnership	Pennsylvania
PR Northeast Whitaker Avenue, LP	Pennsylvania
PR Palmer Park Mall Limited Partnership	Pennsylvania
PR Palmer Park, LP	Pennsylvania
PR Plymouth Meeting Associates PC LP	Delaware
PR Plymouth Meeting Limited Partnership	Pennsylvania
PR PM PC Associates LP	Delaware
PR Springfield Associates, LP	Pennsylvania
PR Springfield/Delco Holdings, LP	Pennsylvania
PR Springfield/Delco Limited Partnership	Pennsylvania
PR Titus Limited Partnership	Pennsylvania
PR TP LP	Delaware
PR Valley Limited Partnership	Pennsylvania
PR Valley View Downs Limited Partnership	Pennsylvania
PR Valley View Limited Partnership	Pennsylvania
PR Viewmont Limited Partnership	Pennsylvania
PR Warrington, Limited Partnership	Pennsylvania
PR Washington Crown Limited Partnership	Pennsylvania

Limited Partnerships	Jurisdiction of Organization
PR Westgate Limited Partnership	Pennsylvania
PR WL Limited Partnership	Pennsylvania
PR Woodland LP	Delaware
PR Wyoming Valley Limited Partnership	Pennsylvania
PREIT Associates, LP	Delaware
PRGL Paxton Limited Partnership	Pennsylvania
Roosevelt Associates, LP	Pennsylvania
Roosevelt II Associates, LP	Pennsylvania
WG Holdings, LP	Pennsylvania
WG Park - Anchor B, LP	Delaware
WG Park General, LP	Pennsylvania
WG Park Limited, LP	Pennsylvania
WG Park, LP	Pennsylvania
X-I Holding LP	Delaware
X-II Holding LP	Delaware

General Partnership	Jurisdiction of Organization
None.

Limited Liability Companies	Jurisdiction of Organization
801-Gallery GP, LLC	Pennsylvania
CD Development, LLC	Delaware
Cherry Hill Beverage Two, LLC	New Jersey
Cherry Hill Center, LLC	Maryland
Cumberland Mall Retail Condominium Association, LLC	New Jersey
Echelon Beverage LLC	New Jersey
Echelon Residential Unit Owner LLC	Delaware
Echelon Title LLC	Delaware
Exton License II, LLC	Pennsylvania
Exton Square 1, LLC	Delaware
Exton Square 10, LLC	Delaware
Exton Square 11, LLC	Delaware
Exton Square 2, LLC	Delaware
Exton Square 3, LLC	Delaware
Exton Square 4, LLC	Delaware
Exton Square 5, LLC	Delaware
Exton Square 6, LLC	Delaware
Exton Square 7, LLC	Delaware
Exton Square 8, LLC	Delaware
Exton Square 9, LLC	Delaware
Exton Square Property LLC	Delaware
Keystone Philadelphia Properties, LLC	Delaware
Moorestown Mall LLC	Delaware
Patrick Duffy LLC	Pennsylvania
Plymouth Ground Associates LLC	Pennsylvania
Plymouth License III, LLC	Pennsylvania
Plymouth License IV, LLC	Pennsylvania
PR Acquisition Sub LLC	Delaware
PR AEKI Plymouth LLC	Delaware
PR Beaver Valley LLC	Delaware
PR BVM LLC	Pennsylvania
PR Capital City LLC	Delaware
PR CC I LLC	Delaware
PR CC II LLC	Delaware
PR Cherry Hill Office GP, LLC	Delaware
PR Cherry Hill STW LLC	Delaware
PR Christiana LLC	Delaware
PR Crossroads I, LLC	Pennsylvania
PR Crossroads II, LLC	Pennsylvania
PR Cumberland GP, LLC	Delaware
PR Cumberland LP, LLC	Delaware
PR Cumberland Outparcel LLC	New Jersey
PR Echelon LLC	Pennsylvania
PR Exton LLC	Pennsylvania
PR Financing I LLC	Delaware
PR Financing II LLC	Delaware
PR Florence LLC	South Carolina
PR Francis Scott Key LLC	Delaware
PR Gainesville LLC	Delaware
PR Gallery I LLC	Pennsylvania
PR Gallery II, LLC	Delaware
PR GV LLC	Delaware
PR Hagerstown LLC	Delaware
PR Holding Sub LLC	Pennsylvania

Limited Liability Companies	Jurisdiction of Organization
PR Hyattsville LLC	Delaware
PR Jacksonville LLC	Delaware
PR JK LLC	Delaware
PR Lacey LLC	New Jersey
PR Lancaster LLC	Delaware
PR Lehigh Valley LLC	Pennsylvania
PR Logan Valley LLC	Delaware
PR LV LLC	Delaware
PR Magnolia LLC	Delaware
PR Metroplex West, LLC	Delaware
PR Monroe Holdings, LLC	Delaware
PR Monroe Old Trail Holdings LLC	Delaware
PR Monroe Old Trail LLC	Delaware
PR Monroe, LLC	Delaware
PR Moorestown LLC	Pennsylvania
PR New Castle LLC	Pennsylvania
PR New Garden LLC	Pennsylvania
PR New Garden Residential LLC	Delaware
PR New Garden/Chesco Holdings LLC	Delaware
PR New Garden/Chesco LLC	Delaware
PR New River LLC	Virginia
PR North Dartmouth LLC	Delaware
PR Northeast LLC	Pennsylvania
PR Northeast Whitaker Avenue LLC	Pennsylvania
PR Orlando Fashion Square LLC	Delaware
PR Patrick Henry LLC	Delaware
PR Paxton LLC	Pennsylvania
PR PG Plaza LLC	Delaware
PR Plymouth Meeting LLC	Pennsylvania
PR PM PC Associates LLC	Delaware
PR Prince Georges Plaza LLC	Delaware
PR Radio Drive, LLC	South Carolina
PR Red Rose LLC	Delaware
PR Springfield/Delco Holdings, LLC	Delaware
PR Springfield/Delco LLC	Delaware
PR Swedes Square, LLC	Delaware
PR Titus LLC	Pennsylvania
PR TP LLC	Delaware
PR Valley LLC	Delaware
PR Valley View Downs LLC	Pennsylvania
PR Valley View LLC	Delaware
PR Viewmont LLC	Delaware
PR VV LLC	Delaware
PR Walnut Street Abstract LLC	Delaware
PR Warrington LLC	Pennsylvania
PR Washington Crown LLC	Delaware
PR WC LLC	Delaware
PR Westgate LLC	Pennsylvania
PR Wiregrass Anchor LLC	Delaware
PR Wiregrass Commons LLC	Delaware
PR WL LLC	Delaware
PR Woodland General LLC	Delaware
PR Woodland K-Outparcel LLC	Delaware
PR Woodland Outparcel LLC	Delaware
PR WV LLC	Delaware
PR Wyoming Valley LLC	Delaware

Limited Liability Companies	Jurisdiction of Organization
PREIT Gadsden Mall LLC	Delaware
PREIT Gadsden Office LLC	Delaware
PREIT Services, LLC	Delaware
PRWGP General, LLC	Delaware
WG Holdings of Pennsylvania, LLC	Pennsylvania
WG Park-Anchor B, LLC	Delaware
XGP LLC	Delaware

Corporations	Jurisdiction of Organization
1150 Plymouth Associates Inc	Maryland
Beaver Valley Mall Merchants Association, Inc	Pennsylvania
Capital City Beverage Enterprises, Inc	Maryland
Cherry Hill Beverage, Inc	Maryland
Court at Oxford Valley Condominium Association	Pennsylvania
Exton License, Inc	Maryland
Monroe Marketplace Unit Owners Association, Inc.	Pennsylvania
Paxton Towne Centre Unit Owners Association	Pennsylvania
PR GC Inc	Maryland
PR Services Corporation	Pennsylvania
PR Ventures, Inc	Pennsylvania
PREIT TRS, Inc	Delaware
PREIT-RUBIN OP, Inc	Pennsylvania
PREIT-Rubin, Inc	Pennsylvania
Red Rose Commons Condominium Association	Pennsylvania
RUBIN II, Inc	Pennsylvania
Springhill Owners Association, Inc	Florida
Springhills Northeast Quadrant Drainage Association No One, Inc	Florida

Trusts	Jurisdiction of Organization
Pennsylvania Real Estate Investment Trust	Pennsylvania
PR Lycoming Service Associates	Pennsylvania
PR Oxford Valley Trust	Pennsylvania
PR Palmer Park Trust	Pennsylvania
PR Springfield Trust	Pennsylvania
PREIT Charitable Fund	Pennsylvania
PREIT Protective Trust	Pennsylvania

Unincorporated Associations	Jurisdiction of Organization
Eighth & Market Condominium Associates	Pennsylvania
Springfield Square East Condominium Association	Pennsylvania

Unconsolidated Affiliates	Jurisdiction of Organization
Bala Cynwyd Associates, LP	Pennsylvania
Lehigh Valley Associates	Pennsylvania
(limited partnership)
Lehigh Valley Mall GP, LLC	Delaware
Mall at Lehigh Valley, L.P.	Delaware
Mall Maintenance Corporation (I)	Pennsylvania
Mall Maintenance Corporation II	Pennsylvania
Mall Corners Ltd.	Georgia
(limited partnership)
Mall Corners II, Ltd.	Georgia
(limited partnership)
Metroplex General, Inc.	Pennsylvania
Metroplex West Associates, L.P.	Pennsylvania
Oxford Valley Road Associates	Pennsylvania
(limited partnership)
Pavilion East Associates, L.P.	Pennsylvania
PRDB Springfield Limited Partnership	Pennsylvania
PRDB Springfield LLC	Pennsylvania
Red Rose Commons Associates, L.P.	Pennsylvania
Walnut Street Abstract, L.P.	New Jersey
White Hall Mall Venture	Pennsylvania
(partnership)